SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2002

                        Commission File Number: 000-28005

                             MetaSource Group, Inc.
             (Exact name of registrant as specified in its charter)

Nevada                                                               88-0422028
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(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

40 Exchange Place, Suite 1607, New York, New York                         10005
-------------------------------------------------                         -----
(Address of principal executive offices)                              (Zip Code)

                                 (646) 805-5141
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)


                               ------------------
      (Former Address and Telephone Number of Principal Executive Offices)








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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------
On or about November 22, 2002, a new accountant, Merdinger, Fruchter, Rosen & Company, P.C., was engaged as the principal accountant to audit the Registrant's financial statements for the 2002 fiscal year. The decision to engage the new auditor was recommended and approved by the Registrant's Board of Directors. On or about November 20, 2002, the Registrant's auditor, Beckstead and Watts, LLP ("Beckstead") resigned as the Registrant's auditor.

Before resigning, the independent auditing firm of Beckstead had completed reviews covering the quarters ended June 30, 2002 and March 31, 2002 on the financial statements of MetaSource Group, Inc. None of the audit reports of Beckstead on the Registrant's financial statements for the past two fiscal years contained any adverse opinion or disclaimer of opinion; however, the audit reports contained going concern qualifications, which are common to development stage companies. At no time were there any disagreements between the Registrant and Beckstead on any matter of accounting principles or practices, financial statement disclosures or auditing scopes or procedures.

Prior to its engagement as the Registrant's independent auditors, Merdinger, Fruchter, Rosen & Company, P.C. had not been consulted by the Registrant either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements or on any other matter that was the subject of any prior disagreement between the Registrant and its previous certifying accountants.

In addition, during March 30, 1999 through November 20, 2002, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

Index to Exhibits
-----------------


16.1 Letter from Beckstead and Watts, LLP, certified public accountants, to the Securities and Exchange Commission dated December 6, 2002.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              MetaSource Group, Inc.


December 6, 2002                     By:      /s/ Courtney Smith
                                              ---------------------------------
                                              Courtney Smith, President














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